FOR IMMEDIATE RELEASE

CONTACT:	DAVID J. BRYANT
CHIEF FINANCIAL OFFICER
RESOURCE CAPITAL CORP.
712 Fifth Ave, 12TH Floor
New York, NY 10019
212-506-3870

RESOURCE CAPITAL CORP.
REPORTS RESULTS FOR
THREE AND SIX MONTHS ENDED JUNE 30, 2012

Highlights

●	Adjusted Funds from Operations (“AFFO”) of $0.26 and $0.49 per share-diluted.

●	GAAP net income of $0.20 and $0.37 per share-diluted.

●	Common stock cash dividend of $0.20 and $0.40 per share.

●	Total operating revenues increased by $3.9 million, or 18% and $8.6 million, or 20% as compared to the three and six months ended June 30, 2011.

●	Book value per share of $5.44 at June 30, 2012 as compared to $5.38 at December 31, 2011.

●	Cash on hand of $110.2 million at June 30, 2012.

New York, N.Y., July 31, 2012 - Resource Capital Corp. (NYSE: RSO) (“RSO” or the “Company”), a real estate investment trust, or REIT, whose investment strategy focuses on commercial real estate (“CRE”) assets, commercial mortgage-backed securities (“CMBS”), commercial finance assets and other investments, reported results for the three and six months ended June 30, 2012.

●
AFFO for the three and six months ended June 30, 2012 was $22.2 million, or $0.26 per share-diluted and $40.8 million, or $0.49 per share-diluted, respectively.  A reconciliation of GAAP net income to AFFO is set forth in Schedule I of this release.

●
GAAP net income for the three and six months ended June 30, 2012 was $16.4 million, or $0.20 per share-diluted and $30.9 million, or $0.37 per share-diluted, respectively as compared to $9.2 million, or $0.13 share-diluted and $22.4 million, or $0.34 per share-diluted for the three and six months ended June 30, 2011, respectively.

Jonathan Cohen, CEO and President of Resource Capital Corp., commented, “Resource Capital Corp. had a very strong second quarter.  Adjusted Funds from Operations were $0.26 per share diluted, and GAAP net income was $0.20 per share diluted, in both cases more than a 10% increase over the first quarter.  We closed on over $212 million of new investments, including almost $66 million of new CRE loans. We paid a $0.20 cash dividend and our book value per share has increased since the end of 2011.  We are continuing to build our asset generating activities and hope to accelerate their growth.”

Additional highlights:

Corporate

●
RSO has begun to issue its 8.50% Series A Cumulative Redeemable Preferred Stock, at a price of $23.50 per share with a liquidation preference of $25.00 per share.  Through July 30, 2012, RSO sold 491,835 shares at a weighted average price of $23.85 for net proceeds of $11.4 million.

Commercial Real Estate

●	CRE loan portfolio is now comprised of approximately 87% senior whole loans as of June 30, 2012, as compared to 80% a year ago.

●	RSO closed $79.7 million of whole loans in the six months ended June 30, 2012 with a weighted average yield of 6.9%, including origination fees.

●	RSO received paydowns and payoffs on CRE loans of $24.9 million for the six months ended June 30, 2012.

The following table summarizes RSO’s CRE loan activities and fundings of previous commitments, at par, for the three and six months ended June 30, 2012 (in millions, except percentages):

	Three Months Ended June 30, 2012	Six Months Ended June 30, 2012	12 Months Ended June 30, 2012	Floating Weighted Average Spread (1) (2)	Weighted Average Fixed Rate (2)
New whole loans production (3)	$65.8	$82.8	$148.7	3.45%	9.60%
Sale of real estate loans	−	−	(14.4)
Payoffs	(22.3)	(22.3)	(46.8)
Principal paydowns	(1.7)	(2.6)	(2.8)
Loans, net (4)	$41.8	$57.9	$84.7

(1)
Represents the weighted average rate above the one-month London Interbank Offered Rate (“LIBOR”) on loans whose interest rate is based on LIBOR as of June 30, 2012.  Of these new loans, $138.7 million have LIBOR floors with a weighted average floor of 3.12%.

(2)	Reflects rates on RSO’s portfolio balance as of June 30, 2012.

(3)	Whole loan production includes funding of previous commitments of $1.2 million, $3.1 million and $10.0 million for the three, six and 12 months ended June 30, 2012, respectively.

(4)	The basis of new net loans does not include provisions for losses on legacy CRE loans of $3.5 million, $3.8 million and $5.1 million for the three, six and 12 months ended June 30, 2012, respectively.

CMBS Securities

●
During the six months ended June 30, 2012, RSO acquired $15.1 million, par value, of CMBS at a weighted average price of 97.7%.  In addition, RSO acquired $23.8 million, at cost, of interest only CMBS at a weighted average price of 10.9%.  All of these 2012 CMBS purchases were financed by RSO’s Wells Fargo repurchase facility and were AAA rated by at least one rating agency.

Commercial Finance - Syndicated Bank Loans

●
RSO’s bank loan portfolio, including asset-backed securities (“ABS”) and certain loans held for sale, at the end of the second quarter of 2012 was $1.2 billion, at amortized cost, with a weighted-average spread of a weighted- average of one-month and three-month LIBOR plus 3.44% at June 30, 2012.  RSO’s bank loan portfolio is 100% match-funded through four collateralized loan obligation (“CLO”) issuances.

●
During the three and six months ended June 30, 2012, RSO bought bank loans through its four CLOs with a par value of $123.5 million and $260.1 million, respectively, at a net discount of $1.6 million and $4.3 million, respectively.  These purchased loans have an aggregate weighted average unlevered annual yield of approximately 3.9% and 4.2%, respectively.

●	RSO, through its subsidiary Resource Capital Asset Management, earned $3.7 million of net fees during the six months ended June 30, 2012.

Book Value

As of June 30, 2012, RSO’s book value per common share was $5.44, an increase from $5.38 per common share at December 31, 2011.  Total stockholders’ equity was $475.7 million as of June 30, 2012 as compared to $429.7 million as of December 31, 2011.  Total common shares outstanding were 86,266,500 as of June 30, 2012 as compared to 79,877,516 as of December 31, 2011.

Investment Portfolio

The table below summarizes the amortized cost and net carrying amount of RSO’s investment portfolio as of June 30, 2012, classified by interest rate and by asset type.  The following table includes both (i) the amortized cost of RSO’s investment portfolio and the related dollar price, which is computed by dividing amortized cost by par amount, and (ii) the net carrying amount of RSO’s investment portfolio and the related dollar price, which is computed by dividing the net carrying amount by par amount (in thousands, except percentages):
	Amortized cost	Dollar price	Net carrying amount	Dollar price	Net carrying amount less amortized cost	Dollar price
June 30, 2012
Floating rate
RMBS	$10,547	28.65%	$7,517	20.42%	$(3,030)	-8.23%
CMBS-private placement	28,411	100.00%	12,495	43.98%	(15,916)	-56.02%
Structured notes	26,872	42.36%	36,636	57.75%	9,764	15.39%
Other ABS	−	0.00%	23	0.28%	23	0.28%
Mezzanine loans (1)	53,921	99.99%	53,128	98.52%	(793)	-1.47%
Whole loans (1)	547,233	99.62%	541,297	98.54%	(5,936)	-1.08%
Bank loans (2)	1,116,993	97.94%	1,111,779	97.48%	(5,214)	-0.46%
Loans held for sale	49,114	90.75%	49,114	90.75%	−	0.00%
ABS Securities	29,703	89.19%	28,247	84.82%	(1,456)	-4.37%
Total floating rate	1,862,794	94.64%	1,840,236	93.50%	(22,558)	-1.14%
Fixed rate
CMBS – private placement	149,669	75.13%	144,367	72.47%	(5,302)	-2.66%
B notes (1)	16,382	99.21%	16,144	97.77%	(238)	-1.44%
Mezzanine loans (1)	13,926	100.32%	13,731	93.91%	(195)	-1.41%
Whole loans (1)	−	0.00%	−	0.00%	−	0.00%
Loans receivable-related party	9,438	100.00%	9,438	100.00%	−	0.00%
Total fixed rate	189,415	79.24%	183,680	76.84%	(5,735)	-2.40%
Other (non-interest bearing)
Investment in real estate	47,362	100.00%	47,362	100.00%	−	0.00%
Investment in unconsolidated entities	45,289	100.00%	45,289	100.00%	−	0.00%
Total other	92,651	100.00%	92,651	100.00%	−	0.00%
Grand total	$2,144,860	93.26%	$2,116,567	91.98%	$(28,293)	-1.28%

(1)	Net carrying amount includes an allowance for loan losses of $7.2 million at June 30, 2012, allocated as follows: B notes ($238,000), mezzanine loans ($988,000) and whole loans ($5.9 million).

(2)	Net carrying amount includes an allowance for loan losses of $5.2 million at June 30, 2012.

Liquidity

At July 30, 2012, after paying RSO’s second quarter dividends, RSO’s liquidity of $95.4 million consisted of two primary sources:

●	unrestricted cash and cash equivalents of $24.7 million, restricted cash of $500,000 in margin call accounts and $2.0 million in the form of real estate escrows, reserves and deposits; and

●
capital available for reinvestment in its six CDO entities of $16.9 million, of which $775,000 is designated to finance future funding commitments on CRE loans, loan principal repayments that will pay down outstanding CLO notes of $43.0 million and $8.3 million in interest collections.

In addition, RSO has funds available through two CRE term facilities to finance the purchase of CMBS securities and origination of commercial real estate loans of $29.9 million and $136.4 million, respectively.

Capital Allocation

As of June 30, 2012, RSO had allocated its invested equity capital among its targeted asset classes as follows: 64% in CRE assets, 30% in commercial finance assets and 6% in other investments.

Supplemental Information

The following schedules of reconciliations or supplemental information as of June 30, 2012 are included at the end of this release:

●	Schedule I – Reconciliation of GAAP Net Income to Funds from Operations (“FFO”) and AFFO.

●	Schedule II – Summary of CDO and CLO Performance Statistics.

●	Supplemental Information regarding loan investment statistics, CRE loans and bank loans.

About Resource Capital Corp.

RSO is a diversified real estate finance company that is organized and conducts its operations to qualify as a REIT for federal income tax purposes.  RSO’s investment strategy focuses on CRE and CRE-related assets, and, to a lesser extent, commercial finance assets. RSO invests in the following asset classes: CRE-related assets such as commercial real estate property, whole loans, A-notes, B-notes, mezzanine loans, CMBS and investments in real estate joint ventures as well as commercial finance assets such as bank loans, lease receivables, other asset-backed securities, trust preferred securities, debt tranches of CDOs, structured note investments, and private equity investments principally issued by financial institutions.

RSO is externally managed by Resource Capital Manager, Inc., an indirect wholly-owned subsidiary of  Resource America, Inc. (NASDAQ: REXI), a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the real estate, financial fund management and commercial finance sectors.

For more information, please visit RSO’s website at www.resourcecapitalcorp.com or contact investor relations at pkamdar@resourceamerica.com.

Safe Harbor Statement

Statements made in this release may include forward-looking statements, which involve substantial risks and uncertainties.  RSO’s actual results, performance or achievements could differ materially from those expressed or implied in this release.  The risks and uncertainties associated with forward-looking statements contained in this release include those related to:

●	fluctuations in interest rates and related hedging activities;

●	the availability of debt and equity capital to acquire and finance investments;

●	defaults or bankruptcies by borrowers on RSO’s loans or on loans underlying its investments;

●	adverse market trends which have affected and may continue to affect the value of real estate and other assets underlying RSO’s investments;

●	increases in financing or administrative costs; and

●	general business and economic conditions that have impaired and may continue to impair the credit quality of borrowers and RSO’s ability to originate loans.

For further information concerning these and other risks pertaining to the forward-looking statements contained in this release, and to the general risks to which RSO is subject, see Item 1A, “Risk Factors” included in its Annual Report on Form 10-K and the risks expressed in other of its public filings with the Securities and Exchange Commission.

RSO cautions you not to place undue reliance on any forward-looking statements contained in this release, which speak only as of the date of this release.  All subsequent written and oral forward-looking statements attributable to RSO or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this release.  Except to the extent required by applicable law or regulation, RSO undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events.

The remainder of this release contains RSO’s unaudited consolidated balance sheets, unaudited consolidated statements of income, reconciliation of GAAP net income to FFO and AFFO and a summary of CDO and CLO performance statistics and supplemental information regarding RSO’s CRE loan and bank loan portfolios.

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	June 30,	December 31,
	2012	2011
	(unaudited)
ASSETS
Cash and cash equivalents	$31,897	$43,116
Restricted cash	78,343	142,806
Investment securities, trading	44,153	38,673
Investment securities available-for-sale, pledged as collateral, at fair value	177,332	153,366
Investment securities available-for-sale, at fair value	7,800	4,678
Property available-for-sale	−	2,980
Investment in real estate	47,362	48,027
Loans, pledged as collateral and net of allowances of $12.4 million and $27.5 million	1,736,079	1,772,063
Loans held for sale	49,114	3,154
Loans receivable–related party	9,438	9,497
Investments in unconsolidated entities	45,289	47,899
Interest receivable	9,597	8,836
Deferred tax asset	626	626
Intangible assets	17,877	19,813
Prepaid expenses	6,485	648
Other assets	5,514	3,445
Total assets	$2,266,906	$2,299,627
LIABILITIES
Borrowings	$1,739,805	$1,808,986
Distribution payable	17,279	19,979
Accrued interest expense	3,294	3,260
Derivatives, at fair value	13,570	13,210
Accrued tax liability	4,593	12,567
Deferred tax liability	3,906	5,624
Accounts payable and other liabilities	8,756	6,311
Total liabilities	1,791,203	1,869,937
STOCKHOLDERS’ EQUITY
Preferred stock, par value $0.001: 100,000,000 shares authorized 8.50% Series A cumulative redeemable preferred shares, liquidation preference $25.00 per share, 268,720 shares issued and outstanding	−	−
Common stock, par value $0.001: 500,000,000 shares authorized; 86,266,500 and 79,877,516 shares issued and outstanding (including 1,638,906 and 1,428,931 unvested restricted shares)	86	80
Additional paid-in capital	699,971	659,700
Accumulated other comprehensive loss	(37,245)	(46,327)
Distributions in excess of earnings	(187,109)	(183,763)
Total stockholders’ equity	475,703	429,690
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,266,906	$2,299,627

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
REVENUES
Interest income:
Loans	$23,012	$20,591	$46,627	$41,841
Securities	3,752	2,955	7,336	5,715
Interest income − other	3,157	1,716	5,986	2,935
Total interest income	29,921	25,262	59,949	50,491
Interest expense	8,936	7,062	17,379	13,995
Net interest income	20,985	18,200	42,570	36,496
Rental income	2,034	157	3,953	180
Dividend income	−	866	−	1,527
Fee income	2,329	2,253	4,191	3,899
Total revenues	25,348	21,476	50,714	42,102

OPERATING EXPENSES
Management fees − related party	4,548	3,148	7,991	5,486
Equity compensation − related party	1,140	623	2,008	1,083
Professional services	806	989	2,158	1,908
Insurance	159	159	317	336
Rental operating expense	1,309	185	2,629	330
General and administrative	1,470	1,121	2,533	1,921
Depreciation and amortization	1,364	756	2,725	1,009
Income tax expense	384	1,171	2,999	2,980
Total operating expenses	11,180	8,152	23,360	15,053
	14,168	13,324	27,354	27,049
OTHER REVENUE (EXPENSE)
Net impairment losses recognized in earnings	(32)	(4,649)	(171)	(4,649)
Net realized gain on investment securities available-for-sale and loans	1,422	3,696	1,802	3,852
Net realized and unrealized gain on investment securities, trading	1,424	1,473	3,568	3,279
Provision for loan losses	(4,253)	(4,113)	(6,431)	(6,719)
Gain on the extinguishment of debt	5,464	−	5,464	−
Other expenses	(1,743)	(512)	(655)	(451)
Total other revenue (expense)	2,282	(4,105)	3,577	(4,688)
NET INCOME	16,450	9,219	30,931	22,361
Net income allocated to preferred shares	(25)	−	(25)	−
NET INCOME ALLOCABLE TO COMMON SHARES	$16,425	$9,219	$30,906	$22,361
NET INCOME PER SHARE – BASIC	$0.20	$0.13	$0.38	$0.34
NET INCOME PER SHARE – DILUTED	$0.20	$0.13	$0.37	$0.34
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING − BASIC	83,466,810	70,704,579	82,334,303	65,455,811
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING − DILUTED	84,188,216	71,008,075	83,040,604	65,732,464
DIVIDENDS DECLARED PER SHARE	$0.20	$0.25	$0.40	$0.50

SCHEDULE I

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
RECONCILIATION OF GAAP NET INCOME TO FFO and AFFO (1)
(in thousands, except per share data)
(unaudited)

	Three Months Ended	Six Months Ended
	June 30,	June 30,
	2012 (3)	2012 (3)
Net income allocable to common shares − GAAP	$16,425	$30,906
Adjustments:
Real estate depreciation and amortization	779	1,489
Gains on sales of joint venture real estate interests (2)	−	(1,087)
FFO (1)	17,204	31,308
Adjustments:
Non-cash items:
Provisions for loan losses	2,884	4,468
Amortization of deferred costs (non real estate) and intangible assets	2,336	3,991
Equity investment losses	1,275	1,275
Share-based compensation	1,140	2,008
Impairment losses on real property held for sale	32	171
Straight line rental adjustments	4	12
Gain on the extinguishment of debt	(1,835)	(1,835)
Cash items:
Gains on sales of joint venture real estate interests(2)	−	1,087
Capital expenditures	(861)	(1,664)
AFFO (1)	$22,179	$40,821
Weighted average shares – diluted	84,188	83,041
AFFO per share – diluted	$0.26	$0.49

(1)
RSO currently evaluates its performance based on several performance measures, including FFO and AFFO (both non-GAAP measures), in addition to net income.  RSO computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts as net income (computed in accordance with GAAP), excluding gains or losses on the sale of depreciable real estate, the cumulative effect of changes in accounting principles, real estate-related depreciation and amortization, and after adjustments for unconsolidated/uncombined partnerships and joint ventures.

AFFO is a computation made by analysts and investors to measure a real estate company’s cash flow generated by operations.  RSO calculates AFFO by adding or subtracting from FFO: non-cash impairment losses resulting from fair value adjustments on financial instruments, non-cash impacts of the following: provision for loan losses, gains on the extinguishment of debt, equity investment losses, straight-line rental effects, share based compensation, amortization of various deferred items and intangible assets, gains on sales of property through a joint venture and cash impact of capital expenditures that are related to RSO’s real estate owned.

Management believes that FFO and AFFO are appropriate measures of RSO’s operating performance in that they are frequently used by analysts, investors and other parties in the evaluation of REITs.  Management uses FFO and AFFO as measures of RSO’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of RSO’s operating performance after adjustment for certain non-cash items, such as real estate depreciation, share-based compensation and various other items required by GAAP, and capital expenditures, that may not necessarily be indicative of current operating performance and that may not accurately compare RSO’s operating performance between periods.

While RSO’s calculation of AFFO may differ from the methodology used for calculating AFFO by other REITs and its AFFO may not be comparable to AFFO reported by other REITs, RSO also believes that FFO and AFFO may provide it and its investors with an additional useful measure to compare its performance with some other REITs.  Neither FFO nor AFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP.  Furthermore, FFO and AFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties.  Neither FFO nor AFFO should be considered as an alternative to net income as an indicator of RSO’s operating performance or as an alternative to cash flow from operating activities as a measure of its liquidity.

(2)	Amount represents gains on sales of joint venture real estate interests from a joint venture recorded by RSO.

(3)	Comparative FFO and AFFO data is not provided since RSO did not present these metrics in the comparable periods in 2011.

SCHEDULE II

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUMMARY OF CDO AND CLO PERFORMANCE STATISTICS
(in thousands)
(unaudited)

Collateralized Debt Obligations - Distributions and Coverage Test Summary

The following table sets forth cash distributions from RSO’s CDO investments and a summary of coverage test compliance for the CDO issuers for the periods presented:

				Annualized
				Interest
				Coverage	Overcollateralization
		Cash Distributions		Cushion	Cushion
			Six Months
		Year Ended	Ended	As of	As of	As of Initial
		December 31,	June 30,	June 30,	June 30,	Measurement
Name	CDO Type	2011 (1)	2012 (1)	2012 (2) (3)	2012 (4)	Date
		(actual)	(actual)
Apidos CDO I (5)	CLO	$9,305	$4,249	$6,772	$12,996	$17,136
Apidos CDO III(6)	CLO	$8,351	$4,284	$4,288	$9,293	$11,269
Apidos Cinco CDO	CLO	$9,941	$5,067	$5,801	$18,496	$17,774
Apidos CLO VIII(7)	CLO	$ −	$1,110	$3,656	$13,974	$13,657
RREF 2006-1(8)	CRE CDO	$11,637	$6,558	$12,204	$44,018	$24,941
RREF 2007-1(9)	CRE CDO	$10,743	$6,887	$11,041	$55,535	$26,032

(1)	Distributions on retained equity interests in CDOs (comprised of note investments and preference share ownership).

(2)	Interest coverage includes annualized amounts based on the most recent trustee statements.

(3)	Interest coverage cushion represents the amount by which annualized interest income expected exceeds the annualized amount payable on all classes of CDO notes senior to RSO’s preference shares.

(4)	Overcollateralization cushion represents the amount by which the collateral held by the CDO issuer exceeds the maximum amount required.

(5)	Apidos CDO I reinvestment period expired in July 2011.

(6)	Apidos CDO III reinvestment period expired in June 2012.

(7)	Apidos CLO VIII, which closed in October 2011, had its first distribution in April 2012 which includes $373,000 in subordinated management fees; RSO’s total share was $1.1 million.

(8)	RREF CDO 2006-1 reinvestment period expired in September 2011.

(9)	RREF CDO 2007-1 reinvestment period expired in June 2012.

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
(in thousands, except percentages)
(unaudited)

Loan Investment Statistics

The following table presents information on RSO’s impaired loans and related allowances for the periods indicated (based on amortized cost):

	June 30,	December 31,
	2012	2011
Allowance for loan losses:
Specific allowance:
Commercial real estate loans	$1,375	$17,065
Bank loans	2,130	1,593
Total specific allowance	3,505	18,658
General allowance:
Commercial real estate loans	5,787	7,156
Bank loans	3,084	1,704
Total general allowance	8,871	8,860
Total allowance for loans and leases	$12,376	$27,518
Allowance as a percentage of total loans	0.7%	1.5%

Loans held for sale:
Commercial Real Estate Loans:
Commercial real estate loans at cost	$38,086	$ −
Commercial real estate loans allowance for loan loss	(4,086)	−
Commercial real estate loans held for sale	34,000	−
Bank Loans:
Bank loans at cost	15,483	5,692
Bank loans allowance for loan loss	(369)	(2,538)
Bank loans held for sale	15,114	3,154
Loans held for sale	$49,114	$3,154

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
(unaudited)

The following table presents commercial real estate loan portfolio statistics as of June 30, 2012 (based on par value):

Security type:
Whole loans	87.4%
Mezzanine loans	10.2%
B Notes	2.4%
Total	100.0%

Collateral type:
Multifamily	31.1%
Hotel	25.9%
Retail	21.6%
Office	13.8%
Flex	1.0%
Self-storage	0.9%
Other	5.7%
Total	100.0%

Collateral location:
Southern California	29.3%
Northern California	11.8%
Arizona	8.5%
Florida	7.6%
Colorado	5.8%
Texas	5.7%
Washington	4.5%
New York	1.5%
Other	25.3%
Total	100.0%

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
(unaudited)

The following table presents bank loan portfolio statistics by industry as of June 30, 2012 (based on par value):

Industry type:
Healthcare, education and childcare	13.9%
Diversified/conglomerate service	10.5%
Broadcasting and entertainment	7.7%
Automobile	6.7%
Chemicals, plastics and rubber	5.8%
Retail Stores	5.3%
Electronics	4.8%
Hotels, motels, inns and gaming	4.2%
Telecommunications	3.9%
Leisure, amusement, motion pictures, entertainment	3.3%
Printing and publishing	3.2%
Personal transportation	3.1%
Other	27.6%
Total	100.0%